Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act
I, Robert E. Morrison, Jr., President of AFBA 5Star Fund, Inc. (the “Registrant”), certify that:
1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: December 7, 2007	/s/ Robert E. Morrison
Robert E. Morrison, Jr., President
(principal executive officer)

I, Michael E. Houchins, Chief Financial Officer of AFBA 5Star Fund, Inc. (the “Registrant”), certify that:
1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: December 6, 2007	/s/ Michael E. Houchins
Michael E. Houchins, Chief Financial Officer
(principal financial officer)